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                                                                    EXHIBIT-10.5

                             AMENDMENT NO. 1 TO THE

               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

            AMENDMENT NO. 1 TO THE AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this "Amendment"), dated as of January 1, 1999, by and among StarMedia Network, Inc., a Delaware corporation ("the "Company"), Jack C. Chen and Fernando J. Espuelas (the "Founders"), and the persons identified as Purchasers on the signature pages hereto (the "Purchasers").

            WHEREAS, the Company, the Founders and the Purchasers are party to an Amended and Restated Registration Rights Agreement (the "Registration Rights Agreement"), dated as of August 31, 1998, pursuant to which the Company has agreed under certain circumstances to register under the Securities Act of 1933, as amended, certain of the Common Stock of the Company; and

            WHEREAS, the Company, the Founders and the Purchasers wish to amend
Section 6 of the Registration Rights Agreement as provided herein so as to eliminate certain incidental registration rights in connection with the initial public offering of the Company's Common Stock; and

            WHEREAS, the Founders which are party to this Amendment hold at least 51% of the total number of shares of Founders Stock, and the Purchasers hold at least 51% of the Restricted Stock;

            NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

            1. Capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Registration Rights Agreement.

            2. Section 6 to the Registration Rights Agreement is hereby amended and restated in its entirety as follows:

                  "6. Incidental Registration. If the Company at any time (other than pursuant to Section 4 or 5 hereof) proposes to register any of its Common Stock under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to (i) a registration statement on Form S-1 relating to the initial public offering of the Company's Common Stock, or (ii) registration statements on Forms S-4 or S-8, any successors thereto or any other form not available for registering the Restricted Stock for sale to the public or a Form S-1 covering solely an employee benefit plan), it will give written notice at such time to all holders of outstanding Restricted Stock and Founders Stock of its intention to do so. Upon the written request of any such holder, given within thirty (30) days after receipt of any such

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      notice by the Company, to register any of its Restricted Stock or Founders
      Stock, as the case may be, (which request shall state the intended method of distribution thereof), the Company will use its best efforts to cause the Restricted Stock or Founders Stock or both, as the case may be, as to which registration shall have been so requested, to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other distribution by the holder (in accordance with its written request) of such Restricted Stock or Founders Stock, as the case may be, to be so registered; provided that the Company shall have no obligation to include any Restricted Stock or Founders Stock in a registration statement on Form S-1 relating to the initial public offering of the Company's Common Stock; and further provided that nothing herein shall prevent the Company from abandoning or delaying any such registration at any time. In the event that any registration pursuant to this Section 6 shall be, in whole or in part, an underwritten public offering of Common Stock, any request by a holder pursuant to this Section 6 to register Restricted Stock or Founders Stock, as the case may be, shall specify that either (i) such Restricted Stock or Founders Stock, as the case may be, is to be included in the underwriting on the same terms and conditions as the shares of Common
      Stock otherwise being sold through underwriters under such registration or
      (ii) such Restricted Stock or Founders Stock, as the case may be, is to be sold in the open market without any underwriting, on terms and conditions comparable to those normally applicable to offerings of common stock in reasonably similar circumstances. The number of shares of Restricted Stock or Founders Stock or both, as the case may be, to be included in such an underwriting may be reduced (first, pro rata among the requesting holders of Founders Stock based upon the number of shares of Founders Stock owned by such holders and then, if necessary, pro rata among the other requesting holders of Restricted Stock, based upon the number of shares of Restricted Stock owned by such holders), if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein; provided, that such number of shares of Restricted Stock shall not be reduced if any shares are to be included in such underwriting for the account of any person other than the Company or requesting holders of Restricted Stock or Founders Stock."

            3. Except as provided herein, all of the terms, covenants and conditions of the Registration Rights Agreement shall be unaffected hereby and shall remain in full force and effect.

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                   IN WITNESS WHEREOF, the undersigned have executed this
       Amendment as of the date first above written.

                                               STARMEDIA NETWORK, INC.

                                               By: /s/ Jack Chen
                                                  ------------------------------
                                               Name:
                                               Title:


                                               FOUNDERS:
                                               /s/ Fernando Espuelas
                                               ---------------------------------
                                               Fernando J. Espuelas
                                               /s/ Jack Chen
                                               ---------------------------------
                                               Jack C. Chen


                                               PURCHASERS:


                                               CHASE VENTURE CAPITAL
                                               ASSOCIATES, L.P.

                                               By:/s/ Susan Segal
                                                  ------------------------------
                                               Name:
                                               Title:


                                               THE FL@TIRON FUND LLC

                                               By: /s/ Fred Wilson
                                                  ------------------------------
                                               Name: Fred Wilson
                                               Title: Managing Member


                                               FLATIRON FUND 1998/99 LLC

                                               By: /s/ Fred Wilson
                                                  ------------------------------
                                               Name: Fred Wilson
                                               Title: Managing Member

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                                               WARBURG, PINCUS EQUITY
                                               PARTNERS, L.P.

                                               By: /s/ Douglas Karp
                                                  ------------------------------
                                               Name:
                                               Title:


                                               WARBURG, PINCUS VENTURES
                                               INTERNATIONAL, L.P.

                                               By: /s/ Douglas Karp
                                                  ------------------------------
                                               Name:
                                               Title: